UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2023

Permex Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

001-41558	98-1384682
(Commission File Number)	(IRS Employer Identification No.)

2911 Turtle Creek Blvd., Suite 925 Dallas, Texas 75219	75219
(Address of Principal Executive Offices)	(Zip Code)

(469) 804-1306

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

None

Item 8.01	Other Events

On May 18, 2023, Permex Petroleum Corporation (the “Company”) announced by press release the implementation of an early warrant exercise program (the “Program”) intended to encourage the exercise of up to 1,015,869 unlisted common share purchase warrants of the Company (the “Eligible Warrants”), which were issued as part of the Company’s private placements.

Pursuant to the Program, the Company will amend the exercise price of Eligible Warrants to US$2.86 per Eligible Warrant, commencing on May 18, 2023, at 9:00 a.m. (Vancouver time) and expiring on June 16, 2023 at 5:00 p.m. (Vancouver time) (the “Early Exercise Period”). In addition to the repricing, the Company will also offer, to each holder of Eligible Warrants (the “Warrant Holders”) who exercises the Eligible Warrants during the Exercise Warrant Period, the issuance of one additional common share purchase warrant for each Eligible Warrant exercised during the Early Exercise Period (each, an “Incentive Warrant”). Each Incentive Warrant entitles the Warrant Holder to purchase one common share of the Company (each, a “Share”) for a period of five years from the date of issuance, at a price of US$4.50 per Share. The Company may also issue pre-funded common share purchase warrants (each, a “Pre-Funded Warrant”) in lieu of Shares, upon the exercise of Eligible Warrants, to certain Warrant Holders. Each Pre-Funded Warrant will allow the holder thereof to acquire one Share at a nominal exercise price of US$0.01 and will not expire.

The Eligible Warrants which remain unexercised following the completion of the Early Exercise Period will continue to be exercisable, on the terms existing immediately prior to the implementation of the Program, and no further Incentive Warrants will be granted on the exercise of the Eligible Warrants following the completion of the Early Exercise Period.

A copy of the Company’s press release announcing the Program is attached hereto as Exhibit 99.1.

None of the securities issued in connection with the Program will be registered upon issuance under the United States Securities Act of 1933, as amended (the “1933 Act”), and none of them may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the 1933 Act. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission to register the Shares within 30 days of the end of the Early Exercise Period. This current report shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the securities in any state where such offer, solicitation, or sale would be unlawful. The Early Exercise Period will continue for at least 20 business days as required by Rule 14e-1(a) under the United States Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permex Petroleum Corporation

May 23, 2023	By:	/s/ Mehran Ehsan
Mehran Ehsan
Chief Executive Officer